EXHIBIT 10.3
                                                                    ------------

                              SETTLEMENT AGREEMENT


         This Settlement Agreement (this "Agreement") is dated as of this 31st day of December, 2002 between CDKnet.com, Inc., a Delaware corporation ("CDK") and Diversified Capital Holdings, LLC, a New York limited liability company ("Diversified", and together with CDK, the "Purchasers") and JWZ Holdings, Inc., a New York corporation ("JWZ"), and Adelphia Holdings, LLC, a New York limited liability company ("Adelphia" and, together with JWZ , the "Sellers").

         1. Diversified entered into a Stock Purchase Agreement dated May 15, 2002 with JWZ and Adelphia (the "Stock Purchase Agreement"). CDK agreed to issue an aggregate of 69,500 shares of its Series A Preferred Stock to JWZ and Adelphia and Diversified delivered a promissory note in the principal amount of $17,500 to Adelphia (the "Adelphia Note") and a promissory note in the principal amount of $12,500 to JWZ (the "JWZ Note") in exchange for all of the outstanding capital stock of Crossover Advisors, Inc., the successor by merger to Crossover Advisors LLC pursuant to the Stock Purchase Agreement.

         2. Certain aspects of the Stock Purchase Agreement have not been fully performed and the parties wish to settle their respective obligations under the Stock Purchase Agreement, the Adelphia Note and the JWZ Note in the manner set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the Parties, intending to be legally bound, agree as follows:

         1. SETTLEMENT TERMS.

                  1.1 Settlement Consideration. Subject to the terms and conditions herein stated, the parties respective obligations shall be settled on the Closing Date, as described in Section 1.5 of this Agreement, by CDK and Diversified delivering to Adelphia and JWZ consideration consisting of 69,500 shares of CDK Series A Preferred Stock and the delivery to Adelphia the sum of $12,500 (the "Settlement Consideration").

                  1.2      Payment of the Settlement Consideration.

                           (a) In full consideration of Sellers' settlement and
                  release of the Purchasers from their obligations under the Stock Purchase Agreement and the JWZ Note, CDK shall issue and deliver to Sellers on the Closing Date 69,500 shares of its Series A Preferred Stock (the "Series A Shares") in the following names and amounts:

                           Name                                        Amount
                           ----                                        ------

                           Adelphia Holdings, LLC                      23,250
                           Adelphia Holdings, LLC                      11,500
                           JWZ Holdings, Inc.                          23,250
                           JWZ Holdings, Inc.                          11,500
                                                                       ------
                                                                       69,500
                                                                       ======

                  [Note: As a result of amendments to the designation setting forth the relative rights and preferences of the Series A Shares and, after giving effect to an amendment to CDK's certificate of incorporation which has been approved by shareholders but is not effective, each Series A Share will be convertible into 2 common shares of CDK.]

                           (b) Certificates representing 23,000 Series A Shares,
                  together with stock powers duly endorsed in blank by Adelphia and JWZ shall be held in escrow by Sommer & Schneider LLP, pursuant to an escrow agreement in the form annexed hereto as Exhibit A (the "Escrow Agreement"). The Escrow Agreement shall provide that:

                                    (i)     In the event CDK has not engaged in
                                            a change of control merger or
                                            acquired operating assets that
                                            accomplishes the same effect (each a
                                            "Trigger Transaction") by May 15,
                                            2003, the escrowed Series A Shares
                                            will be released to Adelphia and
                                            JWZ.

                                    (ii)    In the event and at such time as CDK
                                            consummates a Trigger Transaction,
                                            the escrowed Series A Shares will be
                                            returned to CDK for cancellation.

                           (c) In full consideration of Adelphia's settlement
                  and release of Diversified from the Adelphia Note, CDK will, on the Closing Date, pay $12,500 to Adelphia.

                  1.3 Closing. The Closing shall take place upon the satisfaction or waiver of the conditions set forth in Section 2 at 10:00 a.m. at the offices of Sommer & Schneider LLP, 595 Stewart Avenue, Suite 710, Garden City, New York 11530, (and may be by delivery of documents by overnight courier) not later than January 17, 2003, or at such other time and date as Sellers and Purchasers shall agree in writing. Such time and date are herein referred to as the "Closing Date."

         2. Conditions to Closing.

                  2.1 Purchasers. The Purchasers obligations under this agreement and CDK's obligations to issue and deliver the Series A Shares are subject to:

                           (a) Sellers' delivery to Purchaser the original JWZ
                  Note and Adelphia Note, marked "cancelled;"

                           (b) the execution and delivery of the Escrow
                  Agreement;

                           (c) James Zimbler having executed the Separation and
                  Release Agreement in the form annexed hereto as Exhibit B (the "Separation Agreement"); and

                           (d) The representation and warranties of Sellers set
                  forth in this Agreement shall be true and correct in all material respects.

                  2.2 Sellers. The Sellers obligation under this Agreement shall be subject to the representations and warranties of Purchasers set forth in this Agreement being true and correct in all material respects.

         3. MUTUAL RELEASES. On the Closing Date, subject to the performance of Purchasers of their obligation set forth in Section 1.2 of this Agreement, each party hereto, such party's heirs, assigns and agents, do hereby fully and forever, release, waive and discharge each of the parties hereto, and their respective officers, directors, shareholders, agents, employees, successors and assigns, (hereinafter collectively referred to as the "Releasees") from and against each and every claim, demand, cause of action, obligation, damage, complaint, expense or action of any kind, description or nature whatsoever, known or unknown, suspected or unsuspected, that each party has or may hereafter have, against the Releasees arising out of the Stock Purchase Agreement, the Adelphia Note and the JWZ Note. This mutual release specifically excludes the rights and obligations of the parties under this Agreement, the Escrow Agreement, the Separation Agreement and paragraph
         7.18 of the Stock Purchase Agreement.

         4. REPRESENTATIONS OF SELLERS. The Sellers, individually, represent, warrant and agree as follows:

                  4.1 Authority to Execute and Perform Agreement; No Breach. Each Seller has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully their respective obligations hereunder. This Agreement has been duly executed and delivered by such Seller and, assuming due execution and delivery by, and enforceability against, Purchasers, constitutes the valid and binding obligation of such Seller enforceable in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors, and
         (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). No approval or consent of, or filing with, any governmental or regulatory body, and no approval or consent of, or filing with, any other person is required to be obtained by such Sellers or in connection with the execution and delivery by such Sellers of this Agreement and consummation and performance by them of the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such Sellers and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof by such Sellers will not:

                           (a) knowingly violate, conflict with or result in the
                  breach of any of the material terms of, or constitute (or with notice or lapse of time or both would constitute) a material default under, any contract, lease, agreement or other instrument or obligation to which such Sellers is a party or by or to which any of the properties and assets of such Sellers may be bound or subject;

                           (b) violate any order, judgment, injunction, award or
                  decree of any court, arbitrator, governmental or regulatory body, by which either such Sellers or the securities, assets, properties or business of such Sellers is bound; or

                           (c) knowingly violate any statute, law or regulation.

                  4.2      Securities Acknowledgements.
                           ---------------------------
                           Sellers hereby acknowledges that:

                           (a) Neither the Series A Shares nor the shares of
                  common stock underlying the Series A Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities act in reliance on exemptions therefrom.

                           (b) In connection with the purchase of the Series A
                  Shares, that no representation has been made by representatives of CDK regarding its business, assets or prospects other than that set forth herein and as set forth in the filings made by CDK pursuant to Section 13 of the Securities Exchange Act of 1934, as amended and such other representations and warranties as set forth in this Agreement.

                           (c) The certificate or certificates representing the
                  Series A Shares will bear the following legend:

                      "The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of CDK's counsel, that registration is not required under said Act."

                  4.3      Securities Representations.
                           --------------------------
                           Sellers hereby represent, warrant and agree as
                  follows:

                           (a) The Series A Shares are being acquired solely for
                  such Seller's own account, for investment and are not being acquired with a view to or for the resale or distribution thereof, Sellers have no present plans to enter into any such contract, undertaking, agreement or arrangement and Sellers further understand that the Series A Shares and the Shares of Common Stock underlying such Series A Shares, may only be resold pursuant to a registration statement under the Securities Act, or pursuant to some other available exemption;

                           (b) Each Seller is an "accredited investor" as that
                  term is defined in Regulation D of the Securities Act and through its officers and directors has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and the risks of its investment in the Series A Shares and is able to bear the economic risk of its investment in the Series A Shares;

         5. REPRESENTATIONS OF PURCHASERS. Each Purchaser represents, warrants and agrees as follows:

                  5.1 Authorization. Each Purchaser has full power, legal capacity and authority to enter into this Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and, as to CDK, to issue and sell the Series A Shares to Sellers, and to perform all of its obligations hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Purchasers, which authorizations remain in full force and effect, have been duly executed and delivered by the Purchasers, and no other corporate proceedings on the part of the Purchasers are required to authorize this Agreement and the transactions contemplated hereby, except as specifically set forth herein. This Agreement constitutes the legal, valid and binding obligation of the Purchasers and is enforceable with respect to the Purchasers in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws of court decisions relating to or affecting generally the enforcements of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, nor the consummation by the Purchasers of any of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) conflict with or result in a breach or, violation of, or default under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of its charter documents) to which the Purchasers is a party or by which the Purchasers or any of its assets or properties may be bound, or (ii) violate any judgment, order, injunction, decree, statute or rule applicable to any Purchaser. No authorization, consent or approval of any public body of authority or any third party is necessary for the consummation by the Purchasers of the transactions contemplated by this Agreement.

                  5.2 Shares. The Series A Shares to be issued and delivered to Sellers shall be fully paid, non-assessable and free and clear of any lien, claim, charge or encumbrance.

                  5.3 Holding Period. CDK acknowledges that the consideration for the Series A Shares described in Section 1.2(a) was received May 15, 2002 and accordingly May 15, 2002 is the date at which the Sellers holding period for the purposes of Rule 144 under the Securities Act commences.

         6. NO ADMISSION. The parties agree that the execution of this Agreement is not an admission by any of them of liability with respect to damages, except as set forth in this Agreement.

         7. MISCELLANEOUS PROVISIONS.

                  7.1 Severability. In the event that any provision of this Agreement is found to be illegal or unenforceable by any court or tribunal of competent jurisdiction, then to the extent that such provision may be made enforceable by amendment to or modification thereof, the Parties agree to make such amendment or modification so that the same shall be made valid and enforceable to the fullest extent permissible under existing law and public policies in the jurisdiction where enforcement is sought, and in the event that the Parties cannot so agree, such provision shall be modified by such court or tribunal to conform, to the fullest extent permissible under applicable law, to the intent of the Parties in a valid and enforceable manner, if possible and if not possible, then be stricken entirely from the Agreement by such court or tribunal and the remainder of this Agreement shall remain binding on the parties hereto.

                  7.2 Amendment. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the party or parties to be bound thereby.

                  7.3 Governing Law. This Agreement shall be interpreted, construed, governed and enforced according to the internal laws of the State of New York without regard to conflict or choice of law principles of New York or any other jurisdiction. This Agreement shall be executed in New York and is intended to be performed in New York. In the event of litigation arising out of this Agreement, the parties hereto consent to the personal jurisdiction of the State of New York, and agree to exclusively litigate said actions.

                  7.4 No Waiver. If any party to this Agreement fails to, or elects not to enforce any right or remedy to which it may be entitled hereunder or by law, such right or remedy shall not be waived, nor shall such nonaction be construed to confer a waiver as to any continued or future acts, nor shall any other right or remedy be waived as a result thereof. No right under this Agreement shall be waived except as evidenced by a written document signed by the party waiving such right, and any such waiver shall apply only to the act or acts expressly waived in said document.

                  7.5 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart will, for all purposes, be deemed an original instrument, but all such counterparts together will constitute but one and the same Agreement.

                  7.6 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and upon their respective heirs, successors, assigns and legal representatives.

                  7.7 Counsel. Each of the parties hereto represents that it, she or he has consulted legal counsel in connection with this Agreement, or has been given full opportunity to review this Agreement with counsel of his, her or its choice prior to execution thereof and has elected not to seek such counsel. The parties hereto waive all claims that they were not adequately represented in connection with the negotiation, drafting and execution of this Agreement. Each party further agrees to bear its own costs and expenses, including attorneys' fees, in connection with the Action and this Agreement. If any Party initiates any legal action arising out of or in connection with enforcement of this Agreement, the prevailing Party in such legal action shall be entitled to recover from the other Party all reasonable attorneys' fees, expert witness fees and expenses incurred by the prevailing Party in connection therewith.

                  7.8 Notices. All notices and demands permitted, required or provided for by this Agreement shall be made in writing, and shall be deemed adequately delivered if delivered by hand or by mailing the same via the United States Mail, prepaid certified or registered mail, return receipt requested, or by priority overnight courier for next business day delivery by a nationally recognized overnight courier service that regularly maintains records of its pick-ups and deliveries and has daily deliveries to the area to which the notice is sent, addressed to the parties at their respective addresses as shown below:

                  Name                     Address
                  ----                     -------

                  To Purchasers:           CDKnet.Com, Inc.
                                           150 Broad Hollow Road, Suite 103
                                           Melville, NY  11747
                                           Andrew J. Schenker, President
                  Facsimile:               (631) 385-4055

                  With a Copy To:          Sommer & Schneider LLP
                                           595 Stewart Avenue, Suite 710
                                           Garden City, NY  11530
                                           Attn:  Herbert H. Sommer
                  Facsimile:               (516) 228-8211

                  To Adelphia:             Adelphia Holdings, LLC
                                           545 Madison Avenue
                                           New York, NY  10022
                                           Attn:  Arnold P. Kling, President
                  Facsimile:               (212) 755-6660

                  To JWZ:                  JWZ Holdings, Inc.
                                           21 East Beaver Avenue
                                           State College, PA 16801
                                           Attn:  James W. Zimbler, President
                  Facsimile:               (814) 238-2021

                  Notices delivered personally shall be deemed communicated as of the date of actual receipt. Notices mailed as set forth above shall be deemed communicated as of the date three (3) business days after mailing, and notices sent by overnight courier shall be deemed communicated as of the date one (1) business day after sending.

                  7.9 Entire Agreement. This Agreement and the Exhibits hereto set forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, understandings, letters of intent, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party hereto or by any related or unrelated third party. All exhibits attached hereto, and all certificates, documents and other instruments delivered or to be delivered pursuant to the terms hereof are hereby expressly made a part of this Agreement, and all references herein to the terms "this Agreement", "hereunder", "herein", "hereby" or "hereto" shall be deemed to refer to this Agreement and to all such writings.

                  7.10 Successors and Assigns. As used herein the term "the Parties" shall include their respective successors in interest, licensees or assigns.

                  7.11 Documents. At the conclusion of the Action, each Party shall return to the other all documents and papers produced by the other in connection with the Action.

                  7.12 Execution. Each person who signs this Agreement on behalf of a corporate entity represents and warrants that he has full and complete authority to execute this Agreement on behalf of such entity. Each party shall bear the fees and expenses of its counsel and its own out-of-pocket costs in connection with this Agreement.

                  7.13 Captions. The captions appearing in this Agreement are for convenience only, and shall have no effect on the construction or interpretation of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

         Executed by the Parties on this ___ day of _____________, 2003.



                            PURCHASERS:

                            DIVERSIFIED CAPITAL HOLDINGS, LLC


                            By:  /s/ Andrew J. Schenker
                                -----------------------------------
                                   Name: Andrew J. Schenker
                                   Title: Chief Executive Officer


                            CDKNET.COM, INC.


                            By:  /s/ Andrew J. Schenker
                                -----------------------------------
                                   Name: Andrew J. Schenker
                                   Title: President and Chief Operating Officer


                            SELLERS:

                            JWZ HOLDINGS, INC.


                            By:  /s/ James W. Zimbler
                                -----------------------------------
                                   Name: James W. Zimbler
                                   Title: President


                            ADELPHIA HOLDINGS, LLC


                            By:  /s/ Arnold P. Kling
                                -----------------------------------
                                   Name: Arnold P. Kling
                                   Title: President